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                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
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                                    SCOTTISH
                                 ANNUITY & LIFE


                             Investor Presentation


                              Fourth Quarter 2001

Notice


In connection with the proposed acquisition of World-Wide Holdings Limited, Scottish Annuity & Life Holdings, Ltd. ("Scottish Annuity") has filed a proxy with the Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain a copy of the proxy statement and other documents filed by Scottish Annuity free of charge at the SEC's Web site, http://www.sec.gov or at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also obtain information about Scottish Annuity at the company's Web site, the address of which is http://www.scottishannuity.com. In addition, documents filed by Scottish Annuity & Life Holdings, Ltd. with the SEC can be obtained by contacting Scottish Annuity at the following address and telephone number: Scott E. Willkomm, Scottish Annuity & Life Holdings, Ltd., Crown House, Third Floor, 4 Par-la-Ville Road, Post Office Box 2939 HM MX, Hamilton HM 12, Bermuda, telephone (441) 298-4364.

This document does not constitute a solicitation by Scottish Annuity or its board of directors of any approval or action of its shareholders. Scottish Annuity, its officers, directors and certain other employees of Scottish Annuity may be soliciting proxies from Scottish Annuity shareholders in favor of the acquisition and may be deemed to be "participants in the solicitation" under the rules of the SEC. Information regarding the interests in the solicitation is set forth in the proxy statement. The proxy statement is now publicly available and has been disseminated to shareholders.

Corporate Overview


Bermuda-based life insurance specialist

Focused Mission--

     - To provide low-cost, life insurance-based risk management solutions designed to meet the unique financial and operating needs of our institutional customers throughout the world

Complimentary business lines

     -    Life Reinsurance

     -    Wealth Management

Efficient and flexible operating structure

     -    Holding company chartered in the Cayman Islands

     - Operating companies in Bermuda, Cayman Islands, Ireland and the United States

Publicly traded-- NASDAQ (SCOT)

Total assets of $1.5 billion / shareholders' equity of $258 million

More than 60 employees in Bermuda, Grand Cayman and United States


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Competitive Advantages


Exceptional intellectual capital

     -    Fusion of actuarial, accounting, finance and investment disciplines

     -    Superior relationships

Flexible corporate and operating structure

     -    Operating companies licensed in multiple jurisdictions

     -    Multi-channel organization process

Significant pricing advantage

     -    Tax efficient corporate structure

     -    Low cost operating structure-- Institutional focus

     -    "Clean capital"

Excellent security - highly rated

     -    "A" Fitch

     -    "A-" A.M. Best


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                                Life Reinsurance


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Life Reinsurance


Traditional Solutions

     -    Mortality risk transfer

     -    Fully underwritten, automatic treaties

     -    New sales and in-force business

     -    Target top North American life insurers

Financial Solutions

     -    Annuities and other investment-oriented products

     -    Acquisition financing

     -    Surplus relief - capital management

     -    Target middle-market companies


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Market Opportunity


Large and growing market

Consolidation of reinsurers

     - Mergers and acquisitions over the past 5 years open opportunities in a growing market resulting in an increased need for capacity

     -    Munich-CNA; Swiss-Life Re-M&G; ERC-Phoenix, Swiss Re-Lincoln Re

Demutualization

     -    Driving balance sheet and earnings management

New market entrants

     -    Banks and institutional sales - Life sales combined with annuity

     -    E Commerce - Direct and through aggregators

Barriers to entry

     -    Limited universe of experienced professionals

     -    Access to committed capital


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Traditional Solutions


Mortality risk transfer

Fully-underwritten automatic treaties

New sales and in force business

Target top 60 North American life insurers

Liability duration: 10+ years

Target ROE: 12 - 15%


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In force Volume


Bar Chart:  Reflecting Face Amount of In force Volume in $ billions and Number of Companies Reporting to Scottish

                In force Volume         Number of Companies Reporting
                $ Billions

                Mar-00  0               Mar-00  2
                Jun-00  1.2             Jun-00  4
                Sep-00  3.4             Sep-00  6
                Dec-00  12.4            Dec-00  11
                Mar-01  16              Mar-01  21
                Jun-01  21              Jun-01  24
                Sep-01  27              Sep-01  26

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Penetration of Top 60 Companies


33% of the top 60 ceding companies (including subsidiaries) are currently reporting to Scottish

Pie Chart:  Target Market - Top 60 Ceding Companies; 33% - Reporting


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Financial Solutions


Customized financial risk management solutions

Annuities and other investment-oriented products

Target middle market life companies and non-traditional market participants (banks, p&c companies, investment companies)

Liability duration -- 3 to 7 years

Target ROE -- 15 to 20%


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Target Market


Target market segments

     - Small size companies

          o    ACLI Forum 500; less than $1 billion of assets

          o    113 companies

     -    Medium size companies

          o Greater than $1 billion of assets but generally less than $5 billion of assets

          o    Capital and surplus to liabilities ratio of 3% to 6%

          o    209 companies

     -    Larger size companies

          o Greater than $5 billion of assets and generally less than $20 billion of assets

          o    Approach as opportunity presents

          o    24 companies

     -    Captive Reinsurance

          o For companies distributing life insurance annuity products wanting to participate in underwriting profits of those blocks of business via reinsurance structure

          o    Approach as opportunity presents


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                                Wealth Management

Wealth Management Overview


Variable insurance products for high net worth individuals and families

     -    Deferred variable annuities

     -    Variable universal life insurance

Used for estate planning and investment purposes

IRC compliant policies for US persons

Competitive advantage - investment flexibility

Low cost, no-load products

Reinsure mortality risk

Fee-based business

Superior persistency


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Trends Driving Wealth Management


Substantial and growing high net worth population

Increasing demand for variable insurance products

Substantial international interest

Lack of tax-advantaged investment products


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Products Offered


Variable universal life insurance

     -    U.S. Tax Compliant; issued through:

          o    Choice of 953(d) or non 953(d) elected company

Deferred variable annuities

     -    U.S. Tax Compliant

Variable or "unit-linked" life policies for non-US persons


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Separate Account Assets


Bar Chart:  Displaying Separate Account Assets in $ millions for the period
            1995-2001 categorized as Deferred Variable Annuity and Variable Universal Life


                1995    38 million  Deferred Variable Annuity
                1996    86 million  Deferred Variable Annuity
                1997    144 million  Deferred Variable Annuity
                1998    181 million  Deferred Variable Annuity
                1999    257 million  Deferred Variable Annuity
                        10 million  Variable Universal Life
                2000    363 million  Deferred Variable Annuity
                        47 million  Variable Universal Life
                2001    434 million  Deferred Variable Annuity
                        82 million   Variable Universal Life


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                             Financial Performance


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Financial Highlights - Total Revenues*


Bar Chart:      U.S. Millions

                1Q 1999:   2.6 Million
                2Q 1999:   3.9 Million
                3Q 1999:   6.4 Million
                4Q 1999:   9.6 Million

                1Q 2000:  10.1 Million
                2Q 2000:  15.4 Million
                3Q 2000:  18.7 Million
                4Q 2000:  39.7 Million

                1Q 2001:  22.0 Million
                2Q 2001:  24.1 Million
                3Q 2001:  33.5 Million


* U.S. GAAP


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Financial Highlights - Net Income


Bar Chart:      U.S. Millions

                1Q 1999:   1.6 Million
                2Q 1999:   2.2 Million
                3Q 1999:   2.3 Million
                4Q 1999:   2.8 Million

                1Q 2000:   2.0 Million
                2Q 2000:   2.4 Million
                3Q 2000:   4.5 Million
                4Q 2000:   7.0 Million

                1Q 2001:   3.7 Million
                2Q 2001:   3.9 Million
                3Q 2001:   5.5 Million

Financial Highlights - Total Assets


Bar Chart:      U.S. Millions

                1Q 1999:   262.0 Million - General Account
                2Q 1999:   351.9 Million - General Account
                3Q 1999:   522.4 Million - General Account
                4Q 1999:   256.5 Million - Separate Accounts
                           600.1 Million - General Account

                1Q 2000:   270.1 Million - Separate Accounts
                           591.6 Million - General Account
                2Q 2000:   284.0 Million - Separate Accounts
                           709.8 Million - General Account
                3Q 2000:   405.6 Million - Separate Accounts
                           729.8 Million - General Account
                4Q 2000:   409.7 Million - Separate Accounts
                           768.8 Million - General Account

                1Q 2001:   460.7 Million - Separate Accounts
                           767.1 Million - General Account
                2Q 2001:   520.6 Million - Separate Accounts
                           729.3 Million - General Account
                3Q 2001:   516.5 Million - Separate Accounts
                           955.8 Million - General Account


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Financial Highlights - Shareholders Equity


Bar Chart:      U.S. Millions

                1Q 1999:   254.7 Million (before FAS115)
                           251.1 Million (after FAS115)
                2Q 1999:   256.0 Million (before FAS115)
                           247.1 Million (after FAS115)
                3Q 1999:   242.4 Million (before FAS115)
                           232.2 Million (after FAS115)
                4Q 1999:   234.3 Million (before FAS115)
                           218.7 Million (after FAS115)

                1Q 2000:   235.6 Million (before FAS115)
                           219.7 Million (after FAS115)
                2Q 2000:   235.2 Million (before FAS115)
                           218.7 Million (after FAS115)
                3Q 2000:   237.7 Million (before FAS115)
                           226.4 Million (after FAS115)
                4Q 2000:   243.4 Million (before FAS115)
                           239.6 Million (after FAS115)

                1Q 2001:   246.3 Million (before FAS115)
                           247.8 Million (after FAS115)
                2Q 2001:   250.7 Million (before FAS115)
                           248.6 Million (after FAS115)
                3Q 2001:   253.9 Million (before FAS115)
                           258.1 Million (after FAS115)


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                             World-Wide Reassurance


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Transaction Summary


Announced August 6, 2001

World-Wide is an international life reinsurer domiciled in the United Kingdom

Expected to close December 2001

Stock for stock transaction resulting in Pacific Life becoming largest shareholder of Scottish Holdings Transaction Rationale

Transaction Rationale


Presence in niche markets in developed countries and broader life reinsurance markets in developing markets

High growth potential

Strong client franchise

Management expertise

Primary short-term business with an average term of two years. Short duration risks are complimentary to and a good balance with Scottish Holdings' longer-term risk profile

Geographic Breakdown of Business


Map:  World-Wide Holdings Limited, Old Bank House, Thames Street, Windsor

      United Kingdom:  14% of 2001E premium income

      AUA book of business:  20% of 2001E premium income

      United States:  9% of 2001E premium income

      Pacific Life:  3% of 2001E premium income

      Latin America:  4% of 2001E premium income

      Eastern Europe:  2% of 2001E premium income

      Mediterranean:  1.1% of 2001E premium income

      Maghreb:  2% of 2001E premium income

      Middle East:  22% of 2001E premium income

      Far East:  11% of 2001E premium income


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Transaction Structure


Purchase price of $78 million in SCOT shares

Shares to be issued determined based on average of SCOT stock price 20 trading days beginning 25 days prior to closing

Number of shares issued floats if SCOT share price between $13.00 and $21.00 per share

Pacific Life to take up to $13 million dividend from WW prior to closing

Cash cures 24.9% maximum share ownership

World-Wide will become sub of Scottish Annuity & Life Holdings, Ltd.

Board will be expanded to 9, with Pacific Life receiving 2 seats

Scheduled closing - late December 2001 Shareholder Approvals


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Shareholder Approvals

Extraordinary General Meeting on December 14, 2001

Necessary to complete World-Wide transaction

Proposals

     -    Approve acquisition of World-Wide from Pacific Life

     - Amend Memorandum of Association to permit Company to own World-Wide and other non-Cayman Islands insurance and reinsurance companies

     - Amend Articles of Association to permit Pacific Life to own shares of the Company in excess of 9.9% but less than 24.9%

     -    Adopt 2001 Stock Option Plan